                                                                  EXHIBIT 10.9.2


                     FOURTH ADDENDUM TO OPERATING AGREEMENT

This Fourth Addendum to the Operating Agreement (the "OA"), between AT&T Wireless Services, Inc. and its Affiliates ("AWS") and Dobson Cellular Systems, Inc. and its Affiliates ("Dobson"), is entered into as of July 11, 2003 (the "Effective Date") by and between AWS and Dobson (collectively the "Parties" and each individually a "Party"). This Addendum also is intended to be binding upon, and is entered into by the Parties on behalf of, the McCaw Parties and the Company Parties (as the case may be) that receive and provide service pursuant to the OA.

The parties hereby acknowledge that they have entered into two Addenda that were both titled as Number 3, the first of which was entered into as of December 16, 2002, and the second which was entered into as of June 17, 2003. This Addendum supersedes (a) the Addendum to Operating Agreement, entered into as of January 16, 1999, (b) the Second Addendum to Operating Agreement, entered into as of January 1, 2002, and (c) the Third Addendum to Operating Agreement, entered into as of December 16, 2002. For avoidance of doubt, the Parties hereby agree that Addendum No. 3 to Operating Agreement, entered into as of June 17, 2003, is not superseded by this Addendum and shall be read in conjunction with this Addendum; provided, however, that with respect to the * per minute rate reduction contained in such Addendum No. 3, the rate reduction shall apply to the rates set forth below.

Unless otherwise defined herein, all capitalized terms used in this Addendum shall have the meaning given such terms in the OA.

Exhibit C - Service Charges is modified as follows:

(a)      Rates for Contract Years 1-3--Table Rates:

                                        DOBSON CHARGES AWS RATE  AWS CHARGES DOBSON RATE
PERIOD                                    (INCLUSIVE OF TOLL)*    (INCLUSIVE OF TOLL)*
------                                  -----------------------  -----------------------

July 1, 2003 - June 30, 2004                       *                       *

July 1, 2004 - June 30, 2005                       *                       *

July 1, 2005 - June 30, 2006                       *                       *

July 1, 2006 - June 30, 2007                       *                       *

July 1, 2007 - June 30, 2008                       *                       *

* Rates apply to domestic calls only. International toll shall be billed on a pass through basis.

----------

* Confidential information has been omitted and filed separately with the Securities and Exchange Commission.

         The Parties agree that it may be necessary as a result of billing system constraints to assess a separate charge for toll minutes and perform a true up for any resulting over charges. In the event this is necessary, the Parties agree to follow the process and time frames outlined in the OA.

(b)      Rates for Contract Years 4-5

                  (i) Negotiated Rates. At any time during the third quarter of Contract Year 3, Dobson may (but shall not be obligated to) initiate, by notice to AWS, a 30-day period of roaming rate and exclusivity negotiations, provided, that such 30-day period must be commenced and completed within the third quarter of Contract Year 3. If negotiations are initiated by Dobson, both Parties will negotiate in good faith to seek to agree on fair and reasonable TDMA roaming rates and exclusivity provisions for Contract Years 4 and 5.

                  (ii) Formula Rates. If Dobson initiates the negotiation contemplated in clause (b)(i) and the Parties do not agree on TDMA roaming rates and exclusivity provisions for Contract Years 4 and 5 during the aforementioned 30-day period, AWS will deliver to Dobson, within 30 days following the end of the third quarter of Contract Year 3, its calculation of the Formula Rates for the 12-month period ending at the end of the third quarter of Contract Year 3. Within ten business days after receipt of such calculation, Dobson will notify AWS whether it elects to have such Formula Rates (or, if lower, the Table Rates for Contract Year 4) apply to Contract Year 4. If Dobson so elects, then
         (x) the Formula Rates (as set forth in the aforementioned calculation) or, if lower, the Table Rates for Contract Year 4 will apply to Contract Year 4, (y) the Formula Rates (as determined pursuant to the definitions of ARPMin) or, if lower, the Table Rates for Contract Year 5 will apply to Contract Year 5 and (z) the exclusivity obligations of AWS set forth below will continue in effect during Contract Years 4 and 5, subject to the terms and conditions of the OA and the Addenda.

                  (iii) Table Rates. If either (x) Dobson does not initiate negotiations pursuant to clause (b)(i) or (y) Dobson initiates the negotiation of rates and exclusivity, the Parties are unable to agree upon new rates or exclusivity, and Dobson elects not to apply the Formula Rates to Contract Year 4 (or fails to make a timely election), then (A) the Table Rates for Contract Year 3 will apply to Contract Years 4 and 5 and (B) the exclusivity obligations of AWS set forth below will terminate at the end of Contract Year 3.

(c)      Definitions

                  "ARPMin" means, with respect to any 12-month period, a rate per minute calculated by dividing AWS gross revenue for the immediately preceding 12-month period by AWS billed minutes for the immediately preceding 12-month period; provided that in no event shall such rate per minute fall below *. For purposes of such definition, AWS gross revenue includes all AWS revenue except outcollect revenue and equipment revenue; and AWS billed minutes includes all home MOUs and incollect MOUs.

----------

* Confidential information has been omitted and filed separately with the Securities and Exchange Commission.

                  "Formula Rate" means with respect to TDMA roaming, a rate per minute equal to.*

Notwithstanding the foregoing, Dobson hereby agrees that, during the period beginning on July 1, 2003 and ending on June 30, 2008, it will charge AWS *for all roaming traffic carried in the service area that would have existed had the cell sites set forth on Attachment 1 attached hereto and relating to the MD-2 RSA, AZ-1A RSA and TX-16 RSA markets been constructed.

Additional Terms:

Definitions

         "Dobson Markets" means those markets listed on Exhibit A to the OA.

         "Fair Market Value" means, with respect to any asset, as of the date of determination, the cash price at which a willing seller would sell and a willing buyer would buy such asset in a transaction negotiated at arm's length, each being apprised of and considering all relevant facts, circumstances and factors, and neither acting under compulsion, with the parties being unaffiliated third parties acting without time constraints.

         "Licensed Pops" means, with respect to any person in any market, Pops covered by any FCC license authorizing such person to provide mobile wireless communications services in such market.

         "Overlap Markets" means those portions of the Dobson Markets in which, after giving effect to a Competitive Transaction, the Surviving Entity or its controlled affiliates own, manage, operate or control Competitive Systems that provide mobile wireless communications services.

         "Overlap Pops" means the Licensed Pops of Dobson in any Overlap
Markets.

         "Pops" means, with respect to any licensed area, the residents of such area based on the most recent publication by Claritas Inc.

         "Surviving Entity" means, with respect to a Competitive Transaction, the surviving entity or other person that as a result of such Competitive Transaction owns, manages, operates, or controls Competitive Systems.

         "Transaction Pops" means the Licensed Pops in the markets that are acquired by the Surviving Entity in a Competitive Transaction.

Exclusivity

(a) Except for the AWS cell sites that, as of the date hereof, currently serve customers in the Dobson markets set forth on Exhibit A to the OA and except as provided for under the Rates section (b)(iii) above, for five years from the date of this Addendum, AWS shall

----------

* Confidential information has been omitted and filed separately with the Securities and Exchange Commission.

         not, and shall cause its controlled Affiliates not to, directly or indirectly, alone or jointly with any other person or entity, acquire or hold an ownership interest in, manage, operate, control or otherwise engage in, a business that provides or resells, or a license that facilitates or enables the provision or resale of facilities-based mobile wireless services using TDMA or analog cellular technology on any spectrum in any Dobson Market (such services being referred to herein as "Competitive Services").

(b) Notwithstanding the provisions of paragraph (a) above, AWS and its Affiliates may:

                  (i) acquire and hold FCC licenses and mobile wireless telecommunications facilities so long as they are not being used (except for de minimis use) to provide or resell facilities-based mobile wireless services using any spectrum in any Dobson Market;

                  (ii) acquire and hold ownership interests in any person (x) that is not an Affiliate of AWS, (y) to which AWS and its controlled Affiliates do not direct roaming traffic (in respect of Competitive Services) on a priority basis with respect to Dobson and its subsidiaries and (z) that does not market Competitive Services (on a primary basis, tagline basis or otherwise) under the "AT&T Wireless" brand or any similar or successor brand used by AWS or its Affiliates on a substantially national basis;

                  (iii) subject to the provisions of the following sentence, acquire, hold, maintain and renew FCC licenses and mobile wireless telecommunications facilities, to the extent necessary or advisable to maintain and renew such licenses, including compliance with the construction requirements, and satisfaction of the substantial service requirement for license renewal expectancy, of applicable FCC rules, and Dobson shall cooperate with AWS, at AWS's request and expense, in connection therewith. AWS will give Dobson reasonable advance written notice of deadlines relating to construction and substantial service requirements with respect to each license held by AWS or its subsidiaries in the Territory. Dobson will have 15 days from receipt of any such notice to elect in writing to comply with such requirements on behalf of AWS. If Dobson makes such election with respect to a license, the parties shall promptly execute and deliver mutually satisfactory agreements providing for such compliance, in substantially the form of comparable agreements that previously have been entered into by the parties or their respective affiliates; and

                  (iv) enter into a Competitive Transaction in accordance with paragraph (c) below.

         (c) AWS and its Affiliates may enter into a merger, consolidation, joint venture, purchase, investment, exchange or sale of assets, issuance or sale of securities, or other business combination transaction, with a person unaffiliated with AWS, that results in the Surviving Entity or its controlled affiliates owning, managing, operating or controlling systems providing Competitive Services in one or more of the Dobson Markets ("Competitive Systems") (any such transaction, subject to the next sentence, being referred to as a "Competitive Transaction"); provided, that (i) upon consummation of the Competitive Transaction, the number of Overlap

Pops is less than *of the number of Transaction Pops or (ii) within 180 days following consummation of the Competitive Transaction, the Surviving Entity and its controlled affiliates shall have ceased to own, manage, operate or control sufficient Competitive Systems such that the number of Overlap Pops is then less than *% of the number of Transaction Pops. AWS will not expand, within the Dobson Markets, the footprint of any Competitive System that it retains.

Term:

The first sentence of Section 12.1 of the OA is deleted in its entirety and replaced with the following sentence:

         "This Agreement shall have a term commencing on the Effective Date and continuing until June 30, 2008."

Neither Party will charge for incomplete calls, busy calls, 611 calls, feature activations or interconnection fees. All minutes billed in full minute increments, partial minute rounded up to next full minute.

Nothing in the OA, or this Addendum, shall be construed to prevent either Party from providing Service to its Customers utilizing a System operated by a Party.

Except as specifically set forth here, the OA is not amended or modified in any respect and shall continue in full force and effect.

                       [SIGNATURE PAGE IS THE NEXT PAGE.]

----------

* Confidential information has been omitted and filed separately with the Securities and Exchange Commission.

AT&T WIRELESS SERVICES, INC.

By: /s/ MARK BRADNER
   -------------------------
Name:
     -----------------------
Title:
      ----------------------
Date: July 11, 2003
     -----------------------



DOBSON CELLULAR SYSTEMS, INC.

By: /s/ EVERETT R. DOBSON
   -------------------------
Name:
     -----------------------
Title:
      ----------------------
Date: July 11, 2003
     -----------------------



















    Signature page to Fourth Addendum to Operating Agreement between AWS and
                    Dobson, entered into as of July 11, 2003

             Attachment 1 to Fourth Addendum to Operating Agreement

MARKET            SITE                 LAT                LONG           HEIGHT              AREA
------        ------------         ----------         -----------        ------       ------------------
TX-16         SNANTXS168           29.6297472         -97.4559278         250         I-10 SA to Houston
TX-16         SNANTXS169           29.6761694         -97.2995167         220         I-10 SA to Houston
TX-16         932008046A01         29.7004830         -97.1131580         277         I-10 SA to Houston
TX-16         932008052A01         29.6933333         -97.0108333         195         I-10 SA to Houston
TX-16         932008054A01         29.6955000         -96.8574444         172         I-10 SA to Houston

Note:  Goal is to cover TX-16 between San Antonio and Houston


                                                                   RADIATION
MARKET         SITE ID           LAT_DED            LONG_DED      CENTER (FT)           LOCATION
------       ----------         ---------         -----------     -----------     -------------------
AZ-1         PHNXAZFS98         34.724056         -114.434583         100         I10 West of Kingman
AZ-1         PHNXAZFS10         34.729194         -114.309056         140         I10 West of Kingman
AZ-1         PHNXAZFS11         34.772389         -114.187917         170         I10 West of Kingman
AZ-1         PHNXAZFS12         34.858056         -114.140556         200         I10 West of Kingman
AZ-1         PHNXAZFS13         35.023250         -114.134500         160         I10 West of Kingman
AZ-1         PHNXAZFS14         35.150000         -114.097778         160         Kingman/I10
AZ-1         PHNXAZFS15         35.197139         -114.041472         160         Kingman/I10
AZ-1         PHNXAZFS16         35.201917         -113.912861         110         Kingman/I10
AZ-1         PHNXAZFS27         35.246833         -114.040000         100         Kingman
AZ-1         PHNXAZFS17         35.180833         -113.796111         210         I10 East of Kingman
AZ-1         PHNXAZFS18         35.163722         -113.608972         160         I10 East of Kingman
AZ-1         PHNXAZFS19         35.191556         -113.446472         150         I10 East of Kingman
AZ-1         PHNXAZFS94         35.204111         -113.359944         140         I10 East of Kingman
AZ-1         PHNXAZFS26         35.075917         -110.839111         175         I10 East of Kingman

Note:  Goal is to cover AZ-1 in Mohave County.

MARKET      BECHTEL RING         LAT             LONG         AREA             RING #
------      ------------       -------         --------  --------------        ------
MD-2         910022015         38.3278         -75.1094  Ocean City, MD         22015
MD-2         910022018         38.3814         -75.1753  Ocean City, MD         22018
MD-2         910022021         38.3507         -75.0768  Ocean City, MD         22021
MD-2         910022025         38.4444         -75.0547  Ocean City, MD         22025
MD-2         910022041         38.4111         -75.0611  Ocean City, MD         22041